Exhibit 99.1

Blackstone Reports Second Quarter 2018 Results

New York, July 19, 2018: Blackstone (NYSE:BX) today reported its second quarter 2018 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Despite renewed turbulence in global markets, our investment funds delivered compelling returns to our limited partner investors, driving excellent second-quarter results for the firm’s shareholders. Revenue and earnings rose sharply from the prior year, while our fundraising hit new record levels, with gross inflows of $120 billion over the last twelve months including $20 billion of inflows in the quarter. We continue to expand our leading position in a growth industry, and we now head into another fundraising supercycle with our global flagship funds beginning to raise capital in the next several months.”

Blackstone issued a full detailed presentation of its second quarter 2018 results, which can be viewed at www.blackstone.com.

Distribution

Blackstone has declared a quarterly distribution of $0.58 per common unit to record holders of common units at the close of business on July 30, 2018. This distribution will be paid on August 6, 2018.

Quarterly Investor Call Details

Blackstone will host a conference call on July 19, 2018 at 11:00 a.m. ET to discuss second quarter 2018 results. The conference call can be accessed via the Investors section of Blackstone’s website at www.blackstone.com or by dialing +1 (877) 391-6747 (U.S. domestic) or +1 (617) 597-9291 (international), pass code 149 943 55#. For those unable to listen to the live broadcast, a replay will be available on www.blackstone.com or by dialing +1 (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international), pass code 279 310 39#.

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our asset management businesses, with approximately $440 billion in assets under management, include investment vehicles focused on private equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

The Blackstone Group L.P.

345 Park Avenue

New York, New York 10154

T 212 583 5000

Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations, financial performance and unit repurchase and distribution activities. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This release does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Joan Solotar Blackstone Tel: +1 (212) 583-5068 solotar@blackstone.com	Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 Christine.Anderson@blackstone.com

2

July 19, 2018 Blackstone’s Second Quarter 2018 Earnings

Blackstone

Blackstone’s Second Quarter 2018 GAAP Results
GAAP
Net
Income
was
$1.6
billion
for
the
quarter,
and
$2.4
billion
year-to-date.
GAAP
Net
Income
Attributable
to
The
Blackstone
Group
L.P.
was
$742
million
for
the
quarter
and
$1.1
billion
year-to-date.
n/m = not meaningful. Effective January 1, 2018, Blackstone adopted new GAAP guidance regarding revenue recognition. All prior periods have been conformed to the new guidance.
% Change
% Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
2Q'17
2Q'18
vs. 2Q'17
2Q'17 YTD
2Q'18 YTD
vs. 2Q'17 YTD
Revenues
Management and Advisory Fees, Net
690,857
$
721,384
$
4%
1,336,341
$
1,450,233
$
9%
Incentive Fees
40,303
19,378
(52)%
86,814
31,944
(63)%
Investment Income (Loss)
Performance Allocations
Realized
602,662
503,376
(16)%
1,714,567
773,016
(55)%
Unrealized
95,532
440,351
361%
(29,089)
1,068,440
n/m
Principal Investment Income (Loss)
Realized
125,058
129,197
3%
376,402
171,342
(54)%
Unrealized
7,275
103,468
n/m
(32,913)
215,242
n/m
Total Investment Income
830,527
1,176,392
42%
2,028,967
2,228,040
10%
Interest and Dividend Revenue
33,703
40,073
19%
62,198
75,458
21%
Other
(59,664)
675,343
n/m
(63,876)
616,026
n/m
Total Revenues
1,535,726
2,632,570
71%
3,450,444
4,401,701
28%
Expenses
Compensation and Benefits
Compensation
367,203
427,479
16%
718,792
816,882
14%
Incentive Fee Compensation
21,032
9,743
(54)%
43,497
16,405
(62)%
Performance Allocations Compensation
Realized
195,738
186,398
(5)%
562,216
298,460
(47)%
Unrealized
86,910
189,991
119%
94,443
444,426
371%
Total Compensation and Benefits
670,883
813,611
21%
1,418,948
1,576,173
11%
General, Administrative and Other
119,552
145,828
22%
228,938
272,541
19%
Interest Expense
41,089
39,320
(4)%
81,335
77,991
(4)%
Fund Expenses
49,669
17,622
(65)%
73,745
72,607
(2)%
Total Expenses
881,193
1,016,381
15%
1,802,966
1,999,312
11%
Other Income
Net Gains from Fund Investment Activities
110,054
73,519
(33)%
176,186
184,118
5%
Income Before Provision for Taxes
764,587
$
1,689,708
$
121%
1,823,664
$
2,586,507
$
42%
Provision for Taxes
29,608
138,731
369%
87,045
193,226
122%
Net Income
734,979
$
1,550,977
$
111%
1,736,619
$
2,393,281
$
38%
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
991
905
(9)%
2,991
(370)
n/m
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
112,944
129,078
14%
251,629
284,577
13%
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
283,637
678,952
139%
692,683
999,160
44%
Net Income Attributable to The Blackstone Group L.P. ("BX")
337,407
$
742,042
$
120%
789,316
$
1,109,914
$
41%
Net Income per Common Unit, Basic
0.51
$
1.09
$
114%
1.19
$
1.64
$
38%
Net Income per Common Unit, Diluted
0.50
$
1.09
$
118%
1.18
$
1.63
$
38%

Blackstone

Blackstone’s Second Quarter 2018 Segment Highlights
Economic
Net
Income
(“ENI”)
was
$1.1
billion
($0.90/unit)
in
the
quarter,
up
56%
year-over-year,
on
$2.0
billion
of
Total
Segment
Revenues.
•
ENI
was
$1.9
billion
($1.55/unit)
year-to-date,
up
13%
year-over-year,
on
$3.6
billion
of
Total
Segment
Revenues.
Distributable
Earnings
(“DE”)
was
$700
million
($0.56/unit)
in
the
quarter,
driven
by
$523
million
of
Realized
Performance
Revenues,
comprised
of
Realized
Incentive
Fees
and
Realized
Performance
Allocations.
•
DE
was
$1.2
billion
($0.97/unit)
year-to-date
on
$805
million
of
Realized
Performance
Revenues.
Fee
Related
Earnings
(“FRE”)
was
$315
million
in
the
quarter,
up
1%
year-over-year,
on
$723
million
of
Net
Management
and
Advisory
Fees.
•
FRE
was
$647
million
year-to-date,
up
8%
year-over-year,
on
$1.5
billion
of
Net
Management
and
Advisory
Fees.
Total
Assets
Under
Management
(“AUM”)
of
$439.4
billion,
up
18%
year-over-year.
•
Inflows
were
$20.1
billion
in
the
quarter,
bringing
the
last
twelve
months
(“LTM”)
inflows
to
a
record
$120.2
billion.
•
Fee-Earning
AUM
increased
18%
year-over-year
to
$333.0
billion.
Quarterly
and
year-to-date
capital
deployed
were
$8.4
billion
and
$18.5
billion,
respectively.
Returning
approximately
$200
million
to
our
unitholders
through
a
special
cash
distribution
of
$0.10
and
repurchase
of
2.2
million
units
in
the
quarter
as
part
of
our
previously
announced
buyback
program.
Blackstone
declared
a
second
quarter
distribution
of
$0.58
per
common
unit
payable
on
August
6,
2018.
The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of
The
Blackstone Group L.P.

Blackstone

Blackstone’s Second Quarter 2018 Segment Earnings
Performance Revenues collectively refer to Realized Incentive Fees and Performance Allocations.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
2Q'17
2Q'18
vs. 2Q'17
2Q'17 YTD
2Q'18 YTD
vs. 2Q'17 YTD
Management and Advisory Fees, Net
696,836
$
722,994
$
4%
1,346,417
$
1,459,038
$
8%
Performance Revenues
739,106
963,483
30%
1,773,487
1,874,030
6%
Principal Investment Income
67,720
146,773
117%
171,679
189,444
10%
Interest, Dividend and Other Revenue
(28,766)
136,143
n/m
(8,557)
111,634
n/m
Total Revenues
1,474,896
1,969,393
34%
3,283,026
3,634,146
11%
Total Expenses
755,069
864,873
15%
1,576,484
1,719,689
9%
Taxes
24,168
20,026
(17)%
42,973
38,254
(11)%
Economic Net Income
695,659
$
1,084,494
$
56%
1,663,569
$
1,876,203
$
13%
ENI per Unit
0.58
$
0.90
$
55%
1.39
$
1.55
$
12%
Fee Related Earnings
311,183
$
314,621
$
1%
601,925
$
647,494
$
8%
FRE per Unit
0.26
$
0.26
$
0%
0.50
$
0.54
$
8%
Distributable Earnings
781,365
$
700,142
$
(10)%
2,011,503
$
1,202,197
$
(40)%
DE per Common Unit
0.63
$
0.56
$
(11)%
1.65
$
0.97
$
(41)%
Total AUM
371,056,281
$
439,386,656
$
18%
371,056,281
$
439,386,656
$
18%
Fee-Earning AUM
281,934,511
$
332,978,145
$
18%
281,934,511
$
332,978,145
$
18%

Blackstone

Private Equity
9.5%
2Q’18 Increase in Corporate
Private Equity Carrying Value
$2.1 billion
2Q’18 Realizations
$119.5
billion
Total AUM up 20% YoY
Corporate
Private
Equity
carrying
value
increased
9.5%
in
the
quarter,
driven
by
appreciation
in
publics
and
mark-ups
in
the
private
portfolio
from
announced
sales,
and
increased
25.9%
over
the
LTM.
•
Quarterly
carrying
value
increase
represents
the
highest
appreciation
since
the
second
quarter
of
2014.
Invested
$2.6
billion
in
the
quarter
across
the
Private
Equity
segment.
•
Committed
an
additional
$1.9
billion
during
the
quarter
that
has
not
yet
been
deployed.
Realizations
of
$2.1
billion
in
the
quarter
were
driven
by
activity
across
Corporate
Private
Equity,
Tactical
Opportunities
and
Strategic
Partners,
bringing
LTM
realizations
to
$9.9
billion.
Raised
$5.0
billion
of
capital
for
the
new
Infrastructure
platform,
including
post-quarter
inflows
of
$400
million.
•
BCP
Asia
held
its
final
close
reaching
its
hard
cap
of
$2.3
billion.
Total
AUM
increased
20%
year-over-year
to
$119.5
billion,
driven
by
Total
AUM
inflows
of
$6.3
billion
and
portfolio
appreciation
in
the
quarter.
•
Fee-Earning
AUM
increased
15%
year-over-year
to
$78.0
billion.
% Change
% Change
(Dollars in Thousands)
2Q'17
2Q'18
vs. 2Q'17
2Q'17 YTD
2Q'18 YTD
vs. 2Q'17 YTD
Management and Advisory Fees, Net
191,220
$
203,950
$
7%
371,912
$
394,812
$
6%
Performance Revenues
198,177
636,445
221%
596,380
1,110,884
86%
Principal Investment Income
15,276
116,847
665%
56,048
140,553
151%
Interest, Dividend and Other Revenue
(8,202)
38,216
n/m
(3,341)
30,351
n/m
Total Revenues
396,471
995,458
151%
1,020,999
1,676,600
64%
Compensation
90,676
103,798
14%
174,279
203,527
17%
Performance Compensation
85,279
262,260
208%
227,556
474,107
108%
Interest Expense
10,728
12,773
19%
21,155
22,906
8%
Other Operating Expenses
28,592
36,047
26%
56,353
67,198
19%
Total Expenses
215,275
414,878
93%
479,343
767,738
60%
Economic Income
181,196
$
580,580
$
220%
541,656
$
908,862
$
68%
Total AUM
100,019,716
$
119,524,518
$
20%
100,019,716
$
119,524,518
$
20%
Fee-Earning AUM
68,029,670
$
78,045,697
$
15%
68,029,670
$
78,045,697
$
15%

Blackstone

Real Estate
2.7%
2Q’18 Increase in Opportunistic
Funds’ Carrying Value
$119.4 billion
Total AUM up 15% YoY
$4.3 billion
2Q’18 Realizations
Opportunistic
funds’
and
core+
funds’
carrying
value
increased
2.7%
and
2.4%,
respectively,
in
the
quarter.
Active
investment
pace
with
$4.6
billion
deployed
in
the
quarter,
including
the
privatization
of
a
Canadian
industrial
REIT
in
core+
and
acquisition
of
three
North
American
landmark
destination
resorts
in
BREP.
•
Committed
an
additional
$6.0
billion
during
the
quarter,
including
five
large
public
company
transactions.
Realizations
of
$4.3
billion
in
the
quarter
driven
by
the
sale
of
Blackstone’s
remaining
ownership
stake
in
Hilton
and
three
U.K.
office
properties.
Total
AUM
up
15%
and
Fee-Earning
AUM
up
20%
year-over-year
to
$119.4
billion
and
$88.8
billion,
respectively.
•
Total
AUM
inflows
of
$5.1
billion
in
the
quarter
primarily
driven
by
$2.6
billion
in
the
core+
platform.
•
Core+
Total
AUM
up
88%
year-over-year
to
$31.6
billion,
less
than
five
years
after
launching
the
business.
Carrying value for core+ funds excludes BREIT.
% Change
% Change
(Dollars in Thousands)
2Q'17
2Q'18
vs. 2Q'17
2Q'17 YTD
2Q'18 YTD
vs. 2Q'17 YTD
Management Fees, Net
238,934
$
269,754
$
13%
454,542
$
517,700
$
14%
Performance Revenues
484,007
202,446
(58)%
998,716
584,572
(41)%
Principal Investment Income
37,080
22,155
(40)%
72,806
39,532
(46)%
Interest, Dividend and Other Revenue
(8,472)
44,951
n/m
472
38,582
n/m
Total Revenues
751,549
539,306
(28)%
1,526,536
1,180,386
(23)%
Compensation
110,266
109,599
(1)%
212,968
222,423
4%
Performance Compensation
191,477
63,683
(67)%
390,558
199,246
(49)%
Interest Expense
14,787
11,389
(23)%
29,422
25,538
(13)%
Other Operating Expenses
33,379
36,026
8%
64,243
65,443
2%
Total Expenses
349,909
220,697
(37)%
697,191
512,650
(26)%
Economic Income
401,640
$
318,609
$
(21)%
829,345
$
667,736
$
(19)%
Total AUM
104,034,287
$
119,399,973
$
15%
104,034,287
$
119,399,973
$
15%
Fee-Earning AUM
73,710,243
$
88,776,501
$
20%
73,710,243
$
88,776,501
$
20%

Hedge Fund Solutions
1.5%
2Q’18 BPS Composite Gross Return
$3.0
billion
2Q’18 Total AUM Inflows
$77.4
billion
Total AUM up 7% YoY
The
BPS
Composite
gross
return
was
1.5%
in
the
quarter
(1.3%
net),
and
2.7%
year-to-date
(2.3%
net),
continuing
positive
momentum
in
returns
for
hedge
fund
strategies.
Total
AUM
inflows
of
$3.0
billion
during
the
quarter
and
$6.9
billion
year-to-date,
driven
by
customized
solutions
and
individual
investor
and
specialized
solutions.
•
Record
Total
AUM
inflows
of
$13.4
billion
over
the
last
twelve
months.
•
July
1
subscriptions
of
$2.1
billion
are
not
yet
included
in
Total
AUM.
Total
AUM
increased
7%
year-over-year
to
$77.4
billion,
driven
primarily
by
appreciation
across
strategies.
•
Total
AUM
for
BAAM’s
individual
investor
solutions
platform
of
$9.0
billion,
up
24%
year-over-year.
•
Fee-Earning
AUM
up
6%
year-over-year
to
$71.9
billion.
The BPS Composite gross and net returns are based on the BAAM Principal Solutions (“BPS”) Composite, which does not include BAAM's individual investor solutions (liquid alternatives), ventures (seeding and minority interests), strategic opportunities
(co-invests),
and
advisory
(non-discretionary)
platforms,
except
for
investments
by
BPS
funds
directly into
those
platforms.
BAAM-managed
funds
in
liquidation
and
non
fee-paying
assets
(net
returns
only)
are
also
excluded.
The
funds/accounts
that
comprise
the
BPS
Composite
are
not
managed
within
a
single
fund
or
account
and
are
managed
with
different
mandates.
There
is
no
guarantee
that
BAAM
would
have
made
the
same
mix
of
investments
in
a
stand-
alone
fund/account.
The
BPS
Composite
is
not
an
investible
product
and,
as
such,
the
performance
of
the
Composite
does
not
represent
the
performance
of
an
actual
fund
or
account.
% Change
% Change
(Dollars in Thousands)
2Q'17
2Q'18
vs. 2Q'17
2Q'17 YTD
2Q'18 YTD
vs. 2Q'17 YTD
Management Fees, Net
130,394
$
130,365
$
(0)%
259,121
$
259,938
$
0%
Performance Revenues
21,844
17,200
(21)%
55,343
32,438
(41)%
Principal Investment Income
11,803
2,925
(75)%
29,464
4,005
(86)%
Interest, Dividend and Other Revenue
(6,046)
22,771
n/m
(3,659)
17,295
n/m
Total Revenues
157,995
173,261
10%
340,269
313,676
(8)%
Compensation
47,361
48,086
2%
94,965
98,386
4%
Performance Compensation
10,330
7,864
(24)%
24,069
16,499
(31)%
Interest Expense
6,688
5,900
(12)%
13,231
12,171
(8)%
Other Operating Expenses
16,318
18,494
13%
32,697
37,279
14%
Total Expenses
80,697
80,344
(0)%
164,962
164,335
(0)%
Economic Income
77,298
$
92,917
$
20%
175,307
$
149,341
$
(15)%
Total AUM
72,476,444
$
77,403,078
$
7%
72,476,444
$
77,403,078
$
7%
Fee-Earning AUM
67,824,464
$
71,889,290
$
6%
67,824,464
$
71,889,290
$
6%
Blackstone

Blackstone
Credit
$5.7 billion
2Q’18 Total AUM Inflows
$123.1
billion
Total AUM up 30% YoY
2Q’18 Composite
Gross Returns
Performing Credit
4.5%
Distressed
3.8%
Strong
composite
gross
returns
of
4.5%
for
Performing
Credit
and
3.8%
for
Distressed
Strategies
for
the
quarter.
Investment
pace
remained
active
across
the
platform
with
$2.4
billion
of
capital
deployed
or
committed
during
the
quarter
and
$3.8
billion
year-to-date.
Continued
strong
realization
activity
across
funds
of
$1.8
billion
in
the
quarter
and
$10.0
billion
for
the
LTM.
Total
AUM
increased
30%
year-over-year
to
$123.1
billion,
despite
the
conclusion
of
GSO’s
investment
sub-
advisory
relationship
with
FS
Investments.
•
Total
AUM
inflows
of
$5.7
billion
in
the
quarter
include:
$1.5
billion
of
capital
raised
from
two
new
CLOs
(one
U.S.
and
one
European),
$721
million
of
subscriptions
related
to
the
launch
of
two
leveraged
loan
separately
managed
accounts,
and
$435
million
of
capital
in
the
quarter
for
a
successor
credit
alpha
fund.
•
Raised
$890
million
of
capital
for
the
second
energy
credit
fund,
including
post-quarter
inflows
of
$446
million.
% Change
% Change
(Dollars in Thousands)
2Q'17
2Q'18
vs. 2Q'17
2Q'17 YTD
2Q'18 YTD
vs. 2Q'17 YTD
Management Fees, Net
136,288
$
118,925
$
(13)%
260,842
$
286,588
$
10%
Performance Revenues
35,078
107,392
206%
123,048
146,136
19%
Principal Investment Income
3,561
4,846
36%
13,361
5,354
(60)%
Interest, Dividend and Other Revenue
(6,046)
30,205
n/m
(2,029)
25,406
n/m
Total Revenues
168,881
261,368
55%
395,222
463,484
17%
Compensation
56,954
55,907
(2)%
112,072
129,381
15%
Performance Compensation
16,594
52,325
215%
57,973
69,439
20%
Interest Expense
8,091
8,823
9%
15,936
16,508
4%
Other Operating Expenses
27,549
31,899
16%
49,007
59,638
22%
Total Expenses
109,188
148,954
36%
234,988
274,966
17%
Economic Income
59,693
$
112,414
$
88%
160,234
$
188,518
$
18%
Total AUM
94,525,834
$
123,059,087
$
30%
94,525,834
$
123,059,087
$
30%
Fee-Earning AUM
72,370,134
$
94,266,657
$
30%
72,370,134
$
94,266,657
$
30%
Performing Credit Strategies include mezzanine lending funds, middle market direct lending funds and other performing credit strategy funds. Distressed Strategies include credit alpha strategies, stressed / distressed funds and energy strategies. The composite gross returns represent a weighted-average composite of the fee-earning funds exceeding $100 million of fair value at each respective quarter end for each strategy. Composite gross returns exclude the Blackstone Funds that were contributed to GSO as part of Blackstone’s acquisition of GSO in March 2008. Performing
Credit Strategies’ net composite returns were 3.6%, 5.9% and 8.1% for 2Q’18, 2Q’18 YTD and 2Q’18 LTM. Distressed Strategies’ net composite returns were 3.1%, 2.3% and 7.4% for 2Q’18, 2Q'18 YTD and 2Q'18 LTM. The breakdown of Total AUM for 2Q’18 is as follows: Distressed Strategies
$25.3 billion (13% Incentive Fee, 87% Performance Allocations), Performing Credit Strategies $22.0 billion (4% Incentive Fee, 96% Performance Allocations), Long Only $44.7 billion, Blackstone Insurance Solutions $20.0 billion, and Harvest $11.0 billion. The breakdown of Fee-Earning AUM for
2Q’18 is as follows: Distressed Strategies $10.5 billion (27% Incentive Fee, 73% Performance Allocations), Performing Credit Strategies $9.9 billion (10% Incentive Fee, 90% Performance Allocations), Long Only $43.0 billion, Blackstone Insurance Solutions $20.0 billion, and Harvest $10.9 billion.

Blackstone

$84.7
$94.5
$123.1
$68.6
$72.5
$77.4
$103.2
$104.0
$119.4
$99.7
$100.0
$119.5
$356.3
$371.1
$439.4
2Q'16
2Q'17
2Q'18
$64.8
$72.4
$94.3
$65.0
$67.8
$71.9
$66.7
$73.7
$88.8
$69.5
$68.0
$78.0
$266.0
$281.9
$333.0
2Q'16
2Q'17
2Q'18
Fee-Earning AUM by Segment
(Dollars in Billions)
Total AUM by Segment
(Dollars in Billions)
Assets Under Management
Total AUM increased $68.3 billion, up 18% year-over-year, to $439.4 billion driven by $120.2 billion of inflows.
•
Total AUM increased despite realizations of $42.0 billion during the LTM.
Fee-Earning AUM of $333.0 billion up 18% year-over-year as $110.3 billion of inflows outpaced $65.8 billion of
realizations and outflows.
Private Equity
Real Estate
Hedge Fund Solutions
Credit

Blackstone

$179.2
$18.6
$96.3
$294.1
$14.9
$37.3
$75.5
$51.5
$179.2
$36.4
$26.5
$3.5
$21.8
Additional Capital Detail
Uninvested
Not Currently
Earning
Performance
Revenues
Currently
Earning
Performance
Revenues
Private Equity
Real Estate
Hedge Fund Solutions
Credit
$88 billion 2Q’18
Total Dry Powder
$294
billion Performance
Revenue Eligible AUM
$44 billion Not Currently
Earning Management Fees
Performance Revenue Eligible AUM Currently Earning Performance Revenues of $179.2 billion includes $51.5 billion for Private Equity (Corporate Private Equity $30.2 billion, Tactical Opportunities
$13.4
billion,
Strategic
Partners
$7.9
billion),
$75.5
billion
for
Real
Estate
(BREP
$43.1
billion,
core+
$24.9
billion,
BREDS
$7.6
billion),
$37.3
billion
for
Hedge
Fund
Solutions,
and
$14.9
billion
for
Credit (Distressed Strategies $7.3 billion, Performing Credit Strategies $7.0 billion, Long Only and Master Limited Partnership (“MLP”) $596 million).
Undrawn
capital
(“Total
Dry
Powder”)
was
$88.3
billion,
despite
$48.9
billion
of
capital
deployed
over
the
LTM.
Performance
Revenue
Eligible
AUM
reached
$294.1
billion
at
quarter
end,
up
7%
year-over-year,
despite
significant
realizations
in
the
Real
Estate,
Private
Equity,
and
Credit
segments.
$16.8
$2.4
$11.3
$13.7
$44.3
Hedge Fund
Solutions
Private Equity
Real Estate
Credit

Blackstone

At
June
30,
2018,
Blackstone
had
$
billion
in
total
cash,
cash
equivalents,
and
corporate
treasury
investments
and
$
billion
of
cash
and
net
investments,
or
$9.26
per
unit.
Blackstone
has
no
net
debt,
a
$1.5
billion
undrawn
credit
revolver
and
maintains
A+/A+
ratings.
Deconsolidated Balance Sheet Highlights
Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone Funds. GP/Fund Investments include Blackstone investments in Private Equity, Real Estate, Hedge Fund Solutions, and Credit, which were $727 million, $867 million, $110 million, and $334 million, respectively, as of June 30, 2018. Cash and Net Investments per unit amounts are calculated using period end DE Units Outstanding (see page 30, Unit
Rollforward).
A+/A+
Rated by S&P and Fitch
$1.5 billion
Undrawn Credit Revolver
with August 2021 Maturity
$5.2 billion
Total Cash and
Corporate Treasury
Cash and Net Investments
(Per Unit)
(Dollars in Millions)
2Q’18
Cash and Cash Equivalents
$
1,710
Corporate Treasury
Investments
3,518
GP/Fund Investments
2,038
Net Accrued Performance
Revenues
3,872
Cash
and Net Investments
$
11,138
Outstanding
Bonds (at par)
$
3,552
$7.61
$8.48
$9.26
2Q'16
2Q'17
2Q'18
11.1
5.2

Blackstone

$2,121
$1,984
$1,893
$1,064
$1,028
$1,657
$3,312
$3,257
$3,872
2Q'16
2Q'17
2Q'18
$718
$1,125
$1,170
$475
$630
$330
$1,306
$1,881
$1,739
2Q'16 LTM
2Q'17 LTM
2Q'18 LTM
Performance Revenues
Net Realized Performance Revenues
(Dollars in Millions)
Net Accrued Performance Revenues
(Dollars in Millions)
Private Equity
Real Estate
Credit
Hedge Fund Solutions
$3.9
billion
Net Accrued Performance
Revenues at 2Q’18
$3.22
per unit
Net Accrued Performance
Revenues at 2Q’18
Net Accrued Performance Revenues per unit is calculated using period end DE Units Outstanding (see page 30, Unit Rollforward).
Net
Accrued
Performance
Revenues
were
$3.9
billion
($3.22/unit),
increasing
19%
year-over-year
with
strong
appreciation,
generating
$2.3
billion
of
additional
Net
Accrued
Performance
Revenues
that
offset
$1.7
billion
of
Net
Realized
Performance
Revenues.

Appendix

Blackstone

Total Segments
(Dollars in Thousands)
2Q'17
3Q'17
4Q'17
1Q'18
2Q'18
2Q'17 YTD
2Q'18 YTD
Revenues
Management and Advisory Fees, Net
Base Management Fees
671,368
$
669,902
$
696,163
$
707,156
$
692,915
$
1,314,326
$
1,400,071
$
Transaction, Advisory and Other Fees, Net
38,892
32,295
45,407
37,066
40,912
79,114
77,978
Management Fee Offsets
(13,424)
(10,215)
(9,178)
(8,178)
(10,833)
(47,023)
(19,011)
Total Management and Advisory Fees, Net
696,836
691,982
732,392
736,044
722,994
1,346,417
1,459,038
Performance Revenues
Realized Incentive Fees
40,303
35,513
122,057
12,566
19,504
86,814
32,070
Realized Performance Allocations
603,096
434,994
1,422,830
269,642
503,555
1,715,044
773,197
Unrealized Performance Allocations
95,707
407,425
(484,486)
628,339
440,424
(28,371)
1,068,763
Total Performance Revenues
739,106
877,932
1,060,401
910,547
963,483
1,773,487
1,874,030
Principal Investment Income (Loss)
Realized
100,887
60,188
72,225
28,693
94,647
303,781
123,340
Unrealized
(33,167)
17,384
(16,488)
13,978
52,126
(132,102)
66,104
Total Principal Investment Income
67,720
77,572
55,737
42,671
146,773
171,679
189,444
Interest Income and Dividend Revenue
33,703
37,885
42,836
36,385
41,727
62,199
78,112
Other
(62,469)
(34,144)
(35,151)
(60,894)
94,416
(70,756)
33,522
Total Revenues
1,474,896
1,651,227
1,856,215
1,664,753
1,969,393
3,283,026
3,634,146
Expenses
Compensation
305,257
302,798
306,034
336,327
317,390
594,284
653,717
Performance Compensation
Realized Incentive Fees
21,032
18,332
43,450
6,662
9,743
43,497
16,405
Realized Performance Allocations
195,738
162,505
557,244
112,062
186,398
562,216
298,460
Unrealized Performance Allocations
86,910
175,534
(166,183)
254,435
189,991
94,443
444,426
Total Compensation and Benefits
608,937
659,169
740,545
709,486
703,522
1,294,440
1,413,008
Interest Expense
40,294
40,749
72,345
38,238
38,885
79,744
77,123
Other Operating Expenses
105,838
106,617
115,949
107,092
122,466
202,300
229,558
Total Expenses
755,069
806,535
928,839
854,816
864,873
1,576,484
1,719,689
Economic Income
719,827
$
844,692
$
927,376
$
809,937
$
1,104,520
$
1,706,542
$
1,914,457
$
Economic Net Income
695,659
$
822,140
$
891,370
$
791,709
$
1,084,494
$
1,663,569
$
1,876,203
$
Fee Related Earnings
311,183
$
306,708
$
327,586
$
332,873
$
314,621
$
601,925
$
647,494
$
Distributable Earnings
781,365
$
625,566
$
1,239,146
$
502,055
$
700,142
$
2,011,503
$
1,202,197
$
Total Assets Under Management
371,056,281
$
387,449,746
$
434,128,243
$
449,613,826
$
439,386,656
$
371,056,281
$
439,386,656
$
Fee-Earning Assets Under Management
281,934,511
$
285,698,425
$
335,343,998
$
344,650,797
$
332,978,145
$
281,934,511
$
332,978,145
$
Weighted Average Fee-Earning AUM
281,966,547
$
284,114,581
$
311,353,064
$
343,211,044
$
328,594,512
$
281,109,401
$
334,643,503
$
LP Capital Invested
7,799,624
$
10,043,022
$
18,663,837
$
9,323,329
$
8,026,698
$
17,509,554
$
17,350,027
$
Total Capital Invested
8,382,583
$
10,925,170
$
19,529,797
$
10,119,519
$
8,351,772
$
20,223,496
$
18,471,291
$

Blackstone

(Dollars in Thousands)
2Q'17
3Q'17
4Q'17
1Q'18
2Q'18
2Q'17 YTD
2Q'18 YTD
Revenues
Management and Advisory Fees, Net
Base Management Fees
177,684
$
182,764
$
187,664
$
182,961
$
195,521
$
354,390
$
378,482
$
Transaction, Advisory and Other Fees, Net
17,289

8,748

15,411

11,094

12,780

33,465

23,874

Management Fee Offsets
(3,753)

(1,088)

(976)

(3,193)

(4,351)

(15,943)

(7,544)

Total Management and Advisory Fees, Net
191,220

190,424

202,099

190,862

203,950

371,912

394,812

Performance Revenues
Realized Performance Allocations
198,168

101,918

274,421

77,123

138,171

780,849

215,294

Unrealized Performance Allocations
9

80,326

90,929

397,316

498,274

(184,469)

895,590

Total Performance Revenues
198,177

182,244

365,350

474,439

636,445

596,380

1,110,884

Principal Investment Income (Loss)
Realized
41,168

7,077

25,298

6,338

32,600

122,462

38,938

Unrealized
(25,892)

17,300

(2,303)

17,368

84,247

(66,414)

101,615

Total Principal Investment Income
15,276

24,377

22,995

23,706

116,847

56,048

140,553

Interest Income and Dividend Revenue
7,922

9,046

9,209

8,543

11,549

14,583

20,092

Other
(16,124)

(8,346)

(9,392)

(16,408)

26,667

(17,924)

10,259

Total Revenues
396,471

397,745

590,261

681,142

995,458

1,020,999

1,676,600

Expenses
Compensation
90,676

96,166

92,229

99,729

103,798

174,279

203,527

Performance Compensation
Realized Performance Allocations
63,060

48,019

111,832

33,045

68,513

244,693

101,558

Unrealized Performance Allocations
22,219

45,484

42,748

178,802

193,747

(17,137)

372,549

Total Compensation and Benefits
175,955

189,669

246,809

311,576

366,058

401,835

677,634

Interest Expense
10,728

10,804

19,170

10,133

12,773

21,155

22,906

Other Operating Expenses
28,592

32,166

32,478

31,151

36,047

56,353

67,198

Total Expenses
215,275

232,639

298,457

352,860

414,878

479,343

767,738

Economic Income
181,196
$
165,106
$
291,804
$
328,282
$
580,580
$
541,656
$
908,862
$
Total Assets Under Management
100,019,716
$
102,453,979
$
105,560,576
$
111,414,214
$
119,524,518
$
100,019,716
$
119,524,518
$
Fee-Earning Assets Under Management
68,029,670
$
67,538,062
$
70,140,883
$
72,398,415
$
78,045,697
$
68,029,670
$
78,045,697
$
Weighted Average Fee-Earning AUM
68,194,287
$
67,606,365
$
68,815,882
$
71,881,372
$
73,587,774
$
68,729,881
$
72,839,192
$
LP Capital Invested
3,846,841
$
3,725,919
$
4,614,237
$
3,301,949
$
2,356,960
$
8,583,229
$
5,658,909
$
Total Capital Invested
4,221,479
$
4,279,062
$
4,929,609
$
3,955,198
$
2,586,395
$
10,970,338
$
6,541,593
$
Private Equity

Blackstone

(Dollars in Thousands)
2Q'17
3Q'17
4Q'17
1Q'18
2Q'18
2Q'17 YTD
2Q'18 YTD
Revenues
Management Fees, Net
Base Management Fees
227,865
$
224,048
$
222,399
$
226,526
$
249,680
$
425,744
$
476,206
$
Transaction and Other Fees, Net
16,087

20,616

24,799

23,088

23,859

37,366

46,947

Management Fee Offsets
(5,018)

(4,232)

(3,134)

(1,668)

(3,785)

(8,568)

(5,453)

Total Management Fees, Net
238,934

240,432

244,064

247,946

269,754

454,542

517,700

Performance Revenues
Realized Incentive Fees
4,878

3,778

20,094

4,375

11,394

7,760

15,769

Realized Performance Allocations
389,441

307,932

971,996

151,309

351,630

909,314

502,939

Unrealized Performance Allocations
89,688

273,731

(498,562)

226,442

(160,578)

81,642

65,864

Total Performance Revenues
484,007

585,441

493,528

382,126

202,446

998,716

584,572

Principal Investment Income (Loss)
Realized
57,599

44,449

34,276

14,690

50,199

177,178

64,889

Unrealized
(20,519)

(8,319)

(9,529)

2,687

(28,044)

(104,372)

(25,357)

Total Principal Investment Income
37,080

36,130

24,747

17,377

22,155

72,806

39,532

Interest Income and Dividend Revenue
14,493

15,461

16,036

15,128

14,494

26,587

29,622

Other
(22,965)

(13,108)

(12,202)

(21,497)

30,457

(26,115)

8,960

Total Revenues
751,549

864,356

766,173

641,080

539,306

1,526,536

1,180,386

Expenses
Compensation
110,266

105,753

108,490

112,824

109,599

212,968

222,423

Performance Compensation
Realized Incentive Fees
2,711

1,967

10,203

2,210

5,820

4,044

8,030

Realized Performance Allocations
124,512

104,112

364,410

54,183

109,233

304,468

163,416

Unrealized Performance Allocations
64,254

105,640

(172,254)

79,170

(51,370)

82,046

27,800

Total Compensation and Benefits
301,743

317,472

310,849

248,387

173,282

603,526

421,669

Interest Expense
14,787

15,028

26,891

14,149

11,389

29,422

25,538

Other Operating Expenses
33,379

33,256

38,543

29,417

36,026

64,243

65,443

Total Expenses
349,909

365,756

376,283

291,953

220,697

697,191

512,650

Economic Income
401,640
$
498,600
$
389,890
$
349,127
$
318,609
$
829,345
$
667,736
$
Total Assets Under Management
104,034,287
$
111,298,844
$
115,340,363
$
119,575,884
$
119,399,973
$
104,034,287
$
119,399,973
$
Fee-Earning Assets Under Management
73,710,243
$
75,081,521
$
83,984,824
$
87,284,578
$
88,776,501
$
73,710,243
$
88,776,501
$
Weighted Average Fee-Earning AUM
73,320,319
$
74,340,895
$
77,626,395
$
86,670,284
$
88,050,906
$
72,769,703
$
86,744,980
$
LP Capital Invested
2,371,918
$
3,778,790
$
10,845,388
$
4,254,201
$
4,538,154
$
4,962,337
$
8,792,355
$
Total Capital Invested
2,379,922
$
3,841,972
$
11,008,356
$
4,342,936
$
4,600,382
$
5,031,887
$
8,943,318
$
Real Estate

Blackstone

(Dollars in Thousands)
2Q'17
3Q'17
4Q'17
1Q'18
2Q'18
2Q'17 YTD
2Q'18 YTD
Revenues
Management Fees, Net
Base Management Fees
128,698
$
129,410
$
129,472
$
129,228
$
129,553
$
257,166
$
258,781
$
Transaction and Other Fees, Net
1,696

48

977

345

812

1,955

1,157

Management Fee Offsets
-

(28)

(65)

-

-

-

-

Total Management Fees, Net
130,394

129,430

130,384

129,573

130,365

259,121

259,938

Performance Revenues
Realized Incentive Fees
6,548

12,186

74,031

8,171

6,887

20,635

15,058

Realized Performance Allocations
447

2,031

44,416

2,006

383

1,044

2,389

Unrealized Performance Allocations
14,849

10,327

(35,647)

5,061

9,930

33,664

14,991

Total Performance Revenues
21,844

24,544

82,800

15,238

17,200

55,343

32,438

Principal Investment Income (Loss)
Realized
225

1,316

8,165

640

7,766

(407)

8,406

Unrealized
11,578

12,723

(1,582)

440

(4,841)

29,871

(4,401)

Total Principal Investment Income
11,803

14,039

6,583

1,080

2,925

29,464

4,005

Interest Income and Dividend Revenue
4,674

5,316

7,538

4,812

5,152

8,671

9,964

Other
(10,720)

(5,859)

(6,191)

(10,288)

17,619

(12,330)

7,331

Total Revenues
157,995

167,470

221,114

140,415

173,261

340,269

313,676

Expenses
Compensation
47,361

44,347

37,470

50,300

48,086

94,965

98,386

Performance Compensation
Realized Incentive Fees
4,097

5,862

20,159

4,034

4,155

11,111

8,189

Realized Performance Allocations
265

1,022

14,626

2,415

937

568

3,352

Unrealized Performance Allocations
5,968

3,541

(12,814)

2,186

2,772

12,390

4,958

Total Compensation and Benefits
57,691

54,772

59,441

58,935

55,950

119,034

114,885

Interest Expense
6,688

6,763

11,624

6,271

5,900

13,231

12,171

Other Operating Expenses
16,318

17,958

17,610

18,785

18,494

32,697

37,279

Total Expenses
80,697

79,493

88,675

83,991

80,344

164,962

164,335

Economic Income
77,298
$
87,977
$
132,439
$
56,424
$
92,917
$
175,307
$
149,341
$
Total Assets Under Management
72,476,444
$
74,219,563
$
75,090,834
$
78,657,551
$
77,403,078
$
72,476,444
$
77,403,078
$
Fee-Earning Assets Under Management
67,824,464
$
69,037,961
$
69,914,061
$
73,570,498
$
71,889,290
$
67,824,464
$
71,889,290
$
Weighted Average Fee-Earning AUM
69,301,130
$
68,957,501
$
71,101,632
$
72,979,993
$
73,635,114
$
68,853,830
$
73,269,990
$
LP Capital Invested
89,985
$
360,748
$
328,640
$
755,818
$
112,753
$
211,842
$
868,571
$
Total Capital Invested
93,191
$
363,420
$
383,070
$
785,874
$
113,108
$
215,079
$
898,982
$
Hedge Fund Solutions

Blackstone

Credit
(Dollars in Thousands)
2Q'17
3Q'17
4Q'17
1Q'18
2Q'18
2Q'17 YTD
2Q'18 YTD
Revenues
Management Fees, Net
Base Management Fees
137,121
$
133,680
$
156,628
$
168,441
$
118,161
$
277,026
$
286,602
$
Transaction and Other Fees, Net
3,820
2,883
4,220
2,539
3,461
6,328
6,000
Management Fee Offsets
(4,653)
(4,867)
(5,003)
(3,317)
(2,697)
(22,512)
(6,014)
Total Management Fees, Net
136,288
131,696
155,845
167,663
118,925
260,842
286,588
Performance Revenues
Realized Incentive Fees
28,877
19,549
27,932
20
1,223
58,419
1,243
Realized Performance Allocations
15,040
23,113
131,997
39,204
13,371
23,837
52,575
Unrealized Performance Allocations
(8,839)
43,041
(41,206)
(480)
92,798
40,792
92,318
Total Performance Revenues
35,078
85,703
118,723
38,744
107,392
123,048
146,136
Principal Investment Income (Loss)
Realized
1,895
7,346
4,486
7,025
4,082
4,548
11,107
Unrealized
1,666
(4,320)
(3,074)
(6,517)
764
8,813
(5,753)
Total Principal Investment Income
3,561
3,026
1,412
508
4,846
13,361
5,354
Interest Income and Dividend Revenue
6,614
8,062
10,053
7,902
10,532
12,358
18,434
Other
(12,660)
(6,831)
(7,366)
(12,701)
19,673
(14,387)
6,972
Total Revenues
168,881
221,656
278,667
202,116
261,368
395,222
463,484
Expenses
Compensation
56,954
56,532
67,845
73,474
55,907
112,072
129,381
Performance Compensation
Realized Incentive Fees
14,224
10,503
13,088
418
(232)
28,342
186
Realized Performance Allocations
7,901
9,352
66,376
22,419
7,715
12,487
30,134
Unrealized Performance Allocations
(5,531)
20,869
(23,863)
(5,723)
44,842
17,144
39,119
Total Compensation and Benefits
73,548
97,256
123,446
90,588
108,232
170,045
198,820
Interest Expense
8,091
8,154
14,660
7,685
8,823
15,936
16,508
Other Operating Expenses
27,549
23,237
27,318
27,739
31,899
49,007
59,638
Total Expenses
109,188
128,647
165,424
126,012
148,954
234,988
274,966
Economic Income
59,693
$
93,009
$
113,243
$
76,104
$
112,414
$
160,234
$
188,518
$
Total Assets Under Management
94,525,834
$
99,477,360
$
138,136,470
$
139,966,177
$
123,059,087
$
94,525,834
$
123,059,087
$
Fee-Earning Assets Under Management
72,370,134
$
74,040,881
$
111,304,230
$
111,397,306
$
94,266,657
$
72,370,134
$
94,266,657
$
Weighted Average Fee-Earning AUM
71,150,811
$
73,209,820
$
93,809,155
$
111,679,395
$
93,320,718
$
70,755,987
$
101,789,341
$
LP Capital Invested
1,490,880
$
2,177,565
$
2,875,572
$
1,011,361
$
1,018,831
$
3,752,146
$
2,030,192
$
Total Capital Invested
1,687,991
$
2,440,716
$
3,208,762
$
1,035,511
$
1,051,887
$
4,006,192
$
2,087,398
$

Blackstone

Unitholder Distribution
Generated
$0.56
of
Distributable
Earnings
per
common
unit
during
the
quarter,
bringing
the
year-to-date
amount
to
$0.97
per
common
unit.
Blackstone
declared
a
quarterly
distribution
of
$0.58
per
common
unit,
which
includes
a
$0.10
special
cash
distribution,
to
record
holders
as
of
July
30,
2018;
payable
on
August
6,
2018.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
2Q'17
3Q'17
4Q'17
1Q'18
2Q'18
vs. 2Q'17
2Q'17 YTD
2Q'18 YTD
vs. 2Q'17 YTD
Distributable Earnings
781,365
$
625,566
$
1,239,146
$
502,055
$
700,142
$
(10)%
2,011,503
$
1,202,197
$
(40)%
Add: Other Payables Attributable
to Common Unitholders
29,808
9,448
52,216
7,028
29,379
(1)%
36,440
36,407
(0)%
DE before Certain Payables
811,173
635,014
1,291,362
509,083
729,521
(10)%
2,047,943
1,238,604
(40)%
Percent to Common Unitholders
56%
56%
56%
56%
57%
55%
56%
DE before Certain Payables Attributable
to Common Unitholders
451,302
353,193
720,124
285,633
414,071
(8)%
1,134,775
699,704
(38)%
Less: Other Payables Attributable
to Common Unitholders
(29,808)
(9,448)
(52,216)
(7,028)
(29,379)
(1)%
(36,440)
(36,407)
(0)%
DE Attributable to Common Unitholders
421,494
343,745
667,908
278,605
384,692
(9)%
1,098,335
663,297
(40)%
DE per Common Unit
0.63
$
0.52
$
1.00
$
0.41
$
0.56
$
(11)%
1.65
$
0.97
$
(41)%
Less: Retained Capital per Common Unit
(0.09)
$
(0.08)
$
(0.15)
$
(0.06)
$
(0.08)
$
(11)%
(0.24)
$
(0.14)
$
(42)%
Special Cash Distribution per Common Unit
-
$
-
$
-
$
-
$
0.10
$
n/m
-
$
0.10
$
n/m
Actual Distribution per Common Unit
0.54
$
0.44
$
0.85
$
0.35
$
0.58
$
7%
1.41
$
0.93
$
(34)%
Record Date
Jul 30, 2018
Payable Date
Aug 6, 2018
A detailed
description
of
Blackstone’s
distribution
policy
and
the
definition
of
Distributable
Earnings
can
be
found
on
page
31,
Definitions
and
Distribution
Policy.
DE
before
Certain
Payables
represents
Distributable
Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Per Unit calculations are based on end of period Total Common Units Outstanding
(page 30, Unit Rollforward); actual distributions are paid to unitholders as of the applicable record date. Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common unitholders’
share was $55 million for 2Q’18 and $95 million for 2Q’18 YTD.

Blackstone

2Q’18 Total AUM Rollforward
(Dollars in Millions)
2Q’18 LTM Total AUM Rollforward
(Dollars in Millions)
Inflows include contributions, capital raised, other increases in available capital, purchases, multi-asset product allocations to other strategies and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses)
on
portfolio
investments
and
impact
of
foreign
exchange
rate
fluctuations.
In
the
Real
Estate
segment,
carrying
value
for
core+
funds
excludes
BREIT.
Total Assets Under Management
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows:
BREDS ($2.1 billion); BPP U.S. and co-invest ($1.5 billion); BREIT ($750 million); BPP Europe and co-invest ($331 million); final close for BREP Asia II ($200 million).
Realizations: BREP opportunistic funds and co-invest ($3.2 billion); BREDS ($694 million); core+ funds ($398 million).
Inflows: Individual investor and specialized solutions ($1.4 billion); customized solutions ($1.2 billion); commingled products ($423 million).
Outflows and Realizations:
Customized solutions ($2.3 billion); commingled products ($1.5 million); individual investor and specialized solutions ($890 million).
Inflows:
Long
only
and
MLP
($4.6
billion);
two
new
CLOs
and
three
CLO
refinancings
($2.1
billion);
distressed
strategies
($982
million);
Blackstone Insurance Solutions ($484 million); mezzanine funds ($302 million); partially offset by $2.8 billion of allocations from insurance multi-asset products to other strategies.
Outflows and Realizations: BDCs ($17.8 billion); distressed strategies ($2.9 billion); long only and MLP ($1.2 billion); capital returned to investors
for
CLOs
outside
investment
periods
($575
million);
mezzanine
funds
($466
million);
Blackstone
Insurance
Solutions
($316
million).
Inflows:
Infrastructure
($4.6
billion);
Tactical
Opportunities
($1.0
billion);
Corporate
Private
Equity
($569
million);
Strategic
Partners
($128
million).
Realizations: Corporate Private Equity ($862 million); Tactical Opportunities ($706 million); Strategic Partners ($490 million).
Market Activity:
Carrying value increase of 9.5% within Corporate Private Equity.
Private
Real
Hedge Fund
Equity
Estate
Solutions
1Q'18
111,414
$
119,576
$
78,658
$
139,966
$
449,614
$
Inflows
6,283
5,124
2,995
5,687
20,089
Outflows
(401)
(1,003)
(4,544)
(21,648)
(27,596)
Realizations
(2,059)
(4,327)
(126)
(1,792)
(8,303)
Net Inflows (Outflows)
3,823
(205)
(1,675)
(17,752)
(15,810)
Market Activity
4,288
29
421
845
5,583
2Q'18
119,525
$
119,400
$
77,403
$
123,059
$
439,387
$
QoQ Increase (Decrease)
7%
(0)%
(2)%
(12)%
(2)%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
2Q'17
100,020
$
104,034
$
72,476
$
94,526
$
371,056
$
Inflows
18,093
26,062
13,432
62,608
120,196
Outflows
(1,500)
(1,473)
(10,470)
(26,550)
(39,994)
Realizations
(9,898)
(20,272)
(1,903)
(9,959)
(42,032)
Net Inflows
6,694
4,317
1,059
26,099
38,170
Market Activity
12,810
11,049
3,867
2,434
30,161
2Q'18
119,525
$
119,400
$
77,403
$
123,059
$
439,387
$
YoY Increase
20%
15%
7%
30%
18%
Credit
Total

Blackstone

2Q’18 Fee-Earning AUM Rollforward
(Dollars in Millions)
2Q’18 LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows:
BREDS
($2.7
billion);
BPP
U.S.
and
co-invest
($1.5
billion);
BREIT
($750
million);
BPP
Europe
and
co-invest
($624
million);
BREP
opportunistic funds and co-invest ($272 million).
Realizations: BREP opportunistic funds and co-invest ($1.1 billion); BREDS ($1.0 billion); core+ funds ($360 million).
Inflows: Customized solutions ($1.2 billion); individual investor and specialized solutions ($815 million); commingled products ($398 million).
Outflows
and
Realizations:
Customized
solutions
($2.2
billion);
commingled
products
($1.4
billion);
individual
investor
and
specialized
solutions ($770 million).
Inflows:
Long
only
and
MLP
($4.4
billion);
two
new
CLOs
and
three
CLO
refinancings
($2.1
billion);
distressed
strategies
($913
million);
Blackstone Insurance Solutions ($484 million); mezzanine funds ($424 million); partially offset by $2.8 billion of allocations from insurance multi-asset products to other strategies.
Outflows and Realizations: BDCs ($17.8 billion); distressed strategies ($2.8 billion); long only and MLP ($1.2 billion); capital returned to investors
for
CLOs
outside
investment
periods
($575
million);
Blackstone
Insurance
Solutions
($316
million);
mezzanine
funds
($268
million).
Inflows: Infrastructure ($4.5 billion); Tactical Opportunities ($1.2 billion); Core Private Equity ($743 million); Corporate Private Equity
($617
million); Strategic Partners ($140 million).
Realizations: Tactical Opportunities ($466 million); Strategic Partners ($372 million); Corporate Private Equity ($163 million).
Fee-Earning Assets Under Management
Inflows include contributions, capital raised, other increases in available capital, purchases, multi-asset product allocations to other strategies and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses)
on portfolio investments and impact of foreign exchange rate fluctuations.
Private
Real
Hedge Fund
Equity
Estate
Solutions
1Q'18
72,398
$
87,285
$
73,570
$
111,397
$
344,651
$
Inflows
7,057
5,938
2,379
5,579
20,954
Outflows
(618)
(1,382)
(4,356)
(21,548)
(27,904)
Realizations
(1,000)
(2,459)
(100)
(1,414)
(4,974)
Net Inflows (Outflows)
5,439
2,097
(2,077)
(17,384)
(11,925)
Market Activity
208
(605)
395
253
252
2Q'18
78,046
$
88,777
$
71,889
$
94,267
$
332,978
$
QoQ
Increase
(Decrease)
8%
2%
(2)%
(15)%
(3)%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
2Q'17
68,030
$
73,710
$
67,824
$
72,370
$
281,935
$
Inflows
15,390
27,543
11,509
55,838
110,280
Outflows
(1,164)
(4,170)
(9,436)
(26,217)
(40,988)
Realizations
(4,732)
(10,654)
(1,714)
(7,732)
(24,832)
Net Inflows
9,494
12,718
359
21,890
44,460
Market Activity
522
2,348
3,706
7
6,583
2Q'18
78,046
$
88,777
$
71,889
$
94,267
$
332,978
$
YoY Increase
15%
20%
6%
30%
18%
Credit
Total

Blackstone

Net Accrued Performance Revenues
$3.9
billion
Net Accrued Performance Revenues at 2Q’18
$3.22
per unit
Net Accrued Performance Revenues at 2Q’18
$577 million
Increase to Receivable from Net Performance
Revenues in 2Q’18
$310 million
Decrease to Receivable from Net Realized
Distributions in 2Q’18
Net Accrued Performance Revenues
(Dollars in Millions, Except per Unit Data)
1Q'18
2Q'18
2Q'18 Per Unit
QoQ Change
Private Equity
BCP IV
70
$
99
$
0.08
$
29
$
BCP V
70
87
0.07
17
BCP VI
783
911
0.76
128
BCP VII
59
94
0.08
35
BEP I
91
142
0.12
51
BEP II
34
50
0.04
16
Tactical Opportunities
138
152
0.13
14
Strategic Partners
81
91
0.08
10
BTAS
19
30
0.02
11
Other
3
1
-
(2)
Total Private Equity
1,348
$
1,657
$
1.38
$
309
$
Real Estate
BREP IV
10
14
0.01
4
BREP V
205
159
0.13
(46)
BREP VI
184
132
0.11
(52)
BREP VII
606
592
0.49
(14)
BREP VIII
288
317
0.26
29
BREP Europe III
61
33
0.03
(28)
BREP Europe IV
220
211
0.18
(9)
BREP Europe V
41
61
0.05
20
BREP Asia I
112
110
0.09
(2)
BPP
174
194
0.16
20
BREIT
14
10
0.01
(4)
BREDS
32
29
0.02
(3)
BTAS
25
31
0.03
6
Total Real Estate
1,972
$
1,893
$
1.57
$
(79)
$
Total Hedge Fund Solutions
19
$
23
$
0.02
$
4
$
Total Credit
266
$
299
$
0.25
$
33
$
Net Accrued Performance Revenue
3,605
$
3,872
$
3.22
$
267
$
Memo: Net Realized Performance Revenues
50
$
33
$
0.03
$
(17)
$
Net Accrued Performance Revenues are presented net of performance compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized Performance Revenues are included in DE. Net Realized
Performance Revenues above represent Performance Revenues realized, but not yet distributed as of the reporting date and included in the Net Accrued Performance Revenues balance. When these fees are received, the receivable is reduced without further impacting DE. Per Unit calculations are based on end of period DE Units Outstanding (see page 30, Unit Rollforward).

Blackstone

Investment
Records
as
of
June
30,
2018
(a)
Continued...
(Dollars in Thousands, Except Where Noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
-
1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100
-
-
n/a
-
3,256,819
2.5x
3,256,819
2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422
-
-
n/a
-
9,184,688
2.3x
9,184,688
2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330
24,575
17,086
1.3x
-
2,953,649
1.4x
2,970,735
1.4x
7%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182
207,524
872,299
0.9x
50%
20,677,725
3.2x
21,550,024
2.9x
42%
36%
BCP V (Dec 2005 / Jan 2011)
21,022,164
1,052,763
2,256,568
1.1x
30%
36,189,148
2.0x
38,445,716
1.9x
9%
8%
BCP VI (Jan 2011 / May 2016)
15,190,523
1,800,629
17,512,669
1.8x
32%
8,990,744
2.1x
26,503,413
1.9x
23%
15%
BEP I (Aug 2011 / Feb 2015)
2,436,904
168,684
2,947,107
1.7x
36%
1,416,870
2.0x
4,363,977
1.8x
29%
15%
BEP II (Feb 2015 / Feb 2021)
4,874,208
1,698,584
2,884,607
1.4x
-
65,371
2.9x
2,949,978
1.4x
n/m
15%
BCP VII (May 2016 / May 2022)
18,494,651
12,230,285
5,644,440
1.4x
-
311,717
1.2x
5,956,157
1.4x
n/m
17%
BCP Asia (Dec 2017 / Dec 2023) (e)
2,369,469
2,208,544
13,992
n/a
-
-
n/a
13,992
n/a
n/a
n/m
Total Corporate Private Equity
79,486,034
$
19,391,588
$
32,148,768
$
1.5x
24%
84,788,469
$
2.2x
116,937,237
$
2.0x
17%
15%
Tactical Opportunities
18,427,737
8,426,505
9,781,454
1.2x
10%
5,287,948
1.7x
15,069,402
1.4x
26%
12%
Tactical Opportunities Co-Investment and Other
5,119,604
1,409,243
3,670,283
1.2x
2%
1,198,810
1.6x
4,869,093
1.3x
n/a
18%
Strategic Partners I-V and Co-Investment (f)
11,913,113
1,796,921
2,020,522
n/m
-
15,588,672
n/m
17,609,194
1.5x
n/a
13%
Strategic Partners VI LBO, RE and SMA (f)
7,402,171
2,070,236
3,500,627
n/m
-
2,739,347
n/m
6,239,974
1.5x
n/a
21%
Strategic Partners VII (f)
7,669,970
2,334,958
4,876,510
n/m
-
350,751
n/m
5,227,261
1.3x
n/a
54%
Strategic Partners RA II (f)
1,806,807
1,446,595
262,612
n/m
-
12,940
n/m
275,552
1.2x
n/a
24%
BCEP (Jan 2017 / Jan 2021) (g)
4,755,620
2,605,464
2,214,439
1.0x
-
-
n/a
2,214,439
1.0x
n/a
3%
Other Funds and Co-Investment (h)
1,621,936
442,069
68,639
0.9x
22%
637,161
0.9x
705,800
0.9x
n/m
n/m
Real Estate
Pre-BREP
140,714
$
-
$
-
$
n/a
-
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708
-
-
n/a
-
1,327,708
2.8x
1,327,708
2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339
-
-
n/a
-
2,531,614
2.1x
2,531,614
2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708
-
-
n/a
-
3,330,406
2.4x
3,330,406
2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694
-
313,328
0.4x
30%
4,259,530
2.2x
4,572,858
1.7x
35%
12%
BREP V (Dec 2005 / Feb 2007)
5,539,418
-
1,181,187
2.3x
31%
12,230,080
2.3x
13,411,267
2.3x
12%
11%
BREP VI (Feb 2007 / Aug 2011)
11,060,444
556,530
1,554,579
1.6x
3%
25,908,690
2.6x
27,463,269
2.5x
14%
13%
BREP VII (Aug 2011 / Apr 2015)
13,495,034
2,058,135
11,964,442
1.7x
19%
16,641,294
2.1x
28,605,736
1.9x
29%
18%
BREP VIII (Apr 2015 / Oct 2020)
16,419,603
8,407,055
11,023,120
1.4x
2%
4,003,140
1.5x
15,026,260
1.4x
27%
17%
Total Global BREP
51,955,662
$
11,021,720
$
26,036,656
$
1.5x
11%
70,577,652
$
2.3x
96,614,308
$
2.0x
19%
16%
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
-
1,369,016
€
2.1x
1,369,016
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008) (i)
1,629,748
-
140,384
0.5x
-
2,294,647
2.0x
2,435,031
1.7x
10%
8%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,167
463,758
1,154,882
1.3x
-
5,199,477
2.5x
6,354,359
2.2x
21%
16%
BREP Europe IV (Sep 2013 / Dec 2016)
6,709,145
1,333,963
4,903,348
1.5x
10%
6,316,424
2.0x
11,219,772
1.8x
25%
18%
BREP Europe V (Dec 2016 / Jun 2022)
7,855,686
4,256,899
4,164,195
1.2x
4%
14,155
n/m
4,178,350
1.2x
n/m
19%
Total Euro BREP
20,223,918
€
6,054,620
€
10,362,809
€
1.3x
7%
15,193,719
€
2.1x
25,556,528
€
1.7x
17%
14%
BREP Asia I (Jun 2013 / Dec 2017)
5,096,522
$
1,881,675
$
4,253,540
$
1.4x
-
2,508,819
$
1.8x
6,762,359
$
1.5x
23%
16%
BREP Asia II (Dec 2017 / Jun 2023)
7,105,707
7,008,667
262,033
n/m
-
-
n/m
262,033
n/m
n/m
n/m
BREP Co-Investment (j)
6,892,347
146,573
2,098,516
1.7x
51%
11,800,844
2.1x
13,899,360
2.1x
16%
16%
Total BREP
95,817,573
$
27,054,144
$
44,954,095
$
1.4x
11%
104,310,222
$
2.2x
149,264,317
$
1.9x
19%
16%
BPP (k)
25,307,653
$
2,882,693
$
25,930,125
$
1.2x
-
2,678,843
$
n/a
28,608,968
$
1.2x
n/m
12%
BREDS (l)
13,247,759
$
4,600,992
$
2,966,415
$
1.1x
-
9,474,771
$
1.3x
12,441,186
$
1.3x
12%
11%

Blackstone

Investment
Records
as
of
June
30,
2018
(a)
–
Continued
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m
Not meaningful.
n/a
Not applicable.
(a)
Preliminary.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d)
Net Internal Rate of Return (“IRR”) represents the annualized inception to June 30, 2018 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(e)
Includes
foreign
currency
gain
or
loss
on
invested
undrawn
capital,
if
any.
(f)
Realizations are treated as return of capital until fully recovered and therefore unrealized and realized MOICs are not meaningful.
(g)
BCEP, or Blackstone Core Equity Partners, is a core private equity fund which invests with a more modest risk profile and longer hold period.
(h)
Returns for Other Funds and Co-Investment are not meaningful as these funds have limited transaction activity.
(i)
The 10% Realized Net IRR and 8% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP International II performance reflects a 9% Realized Net IRR and a 6% Total Net IRR.
(j)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(k)
BPP represents the core+ real estate funds which invest with a more modest risk profile and lower leverage. Excludes BREIT.
(l)
Excludes Capital Trust drawdown funds.
(m)
BSCH,
or
Blackstone
Strategic
Capital
Holdings,
is
a
permanent
capital
vehicle
focused
on
acquiring
strategic
minority
positions
in
alternative
asset
managers.
(n)
Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the eight credit drawdown funds presented.
(Dollars in Thousands, Except Where Noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Hedge Fund Solutions
BSCH (Dec 2013 / Jun 2020) (m)
3,298,575
$
2,356,290
$
973,480
$
1.0x
-
256,301
$
n/a
1,229,781
$
1.3x
n/a
6%
BSCH Co-Investment
276,000
164,877
102,280
0.9x
-
24,167
n/a
126,447
1.1x
n/a
9%
Total Hedge Fund Solutions
3,574,575
$
2,521,167
$
1,075,760
$
1.0x
-
280,468
$
n/a
1,356,228
$
1.3x
n/a
6%
Mezzanine I (Jul 2007 / Oct 2011)
2,000,000
$
97,114
$
45,909
$
0.8x
-
4,770,221
$
1.6x
4,816,130
$
1.6x
n/a
17%
Mezzanine II (Nov 2011 / Nov 2016)
4,120,000
1,146,274
2,535,690
1.1x
-
4,100,043
1.6x
6,635,733
1.4x
n/a
13%
Mezzanine III (Sep 2016 / Sep 2021)
6,639,133
3,457,539
2,547,038
1.1x
-
636,892
1.5x
3,183,930
1.2x
n/a
13%
Stressed / Distressed Investing I (Sep 2009 / May 2013)
3,253,143
175,000
417,641
0.7x
-
5,568,943
1.5x
5,986,584
1.4x
n/a
11%
Stressed / Distressed Investing II (Jun 2013 / Jun 2018)
5,125,000
648,283
2,846,622
1.1x
-
2,968,264
1.4x
5,814,886
1.2x
n/a
13%
Stressed / Distressed Investing III (Dec 2017/ Dec 2022)
7,356,380
6,329,287
769,329
1.1x
-
23,341
n/a
792,670
1.1x
n/a
n/a
Energy Select Opportunities (Nov 2015 / Nov 2018)
2,856,867
1,108,540
1,875,069
1.2x
-
415,064
1.7x
2,290,133
1.2x
n/a
19%
Euro
European Senior Debt Fund (Feb 2015 / Feb 2019)
1,964,689
€
1,560,617
€
1,811,098
€
1.0x
-
656,896
€
1.5x
2,467,994
€
1.1x
n/a
11%
Total Credit
33,616,933
$
14,784,215
$
13,151,845
$
1.1x
-
19,235,263
$
1.5x
32,387,108
$
1.3x
n/a
14%
Credit (n)

Blackstone

Notes on page 25.
Reconciliation of GAAP to Non-GAAP Measures
(Dollars in Thousands)
2Q'17
3Q'17
4Q'17
1Q'18
2Q'18
2Q'17 YTD
2Q'18 YTD
Net Income Attributable to The Blackstone Group L.P.
337,407
$
377,920
$
304,138
$
367,872
$
742,042
$
789,316
$
1,109,914
$
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
283,637
340,202
359,438
320,208
678,952
692,683
999,160
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
112,944
113,446
132,364
155,499
129,078
251,629
284,577
Net Income (Loss) Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
991
3,215
7,600
(1,275)
905
2,991
(370)
Net Income
734,979
$
834,783
$
803,540
$
842,304
$
1,550,977
$
1,736,619
$
2,393,281
$
Provision for Taxes
29,608
59,512
596,590
54,495
138,731
87,045
193,226
Income Before Provision for Taxes
764,587
$
894,295
$
1,400,130
$
896,799
$
1,689,708
$
1,823,664
$
2,586,507
$
Transaction-Related Charges
57,831
55,714
(347,055)
52,489
(470,078)
114,810
(417,589)
Amortization of Intangibles
11,344
11,344
14,265
14,873
14,873
22,688
29,746
Impact of Consolidation
(b)
(113,935)
(116,661)
(139,964)
(154,224)
(129,983)
(254,620)
(284,207)
Economic Income
719,827
$
844,692
$
927,376
$
809,937
$
1,104,520
$
1,706,542
$
1,914,457
$
(Taxes) (c)
(24,168)
(22,552)
(36,006)
(18,228)
(20,026)
(42,973)
(38,254)
Economic Net Income
695,659
$
822,140
$
891,370
$
791,709
$
1,084,494
$
1,663,569
$
1,876,203
$
Taxes (c)
24,168
22,552
36,006
18,228
20,026
42,973
38,254
Performance Revenues (d)
(739,106)
(877,932)
(1,060,401)
(910,547)
(963,483)
(1,773,487)
(1,874,030)
Principal Investment Income (e)
(67,720)
(77,572)
(55,737)
(42,671)
(146,773)
(171,679)
(189,444)
Other Revenues (f)
62,469
34,144
35,151
60,894
(94,416)
70,756
(33,522)
Net Interest (Income) Loss (g)
6,591
2,864
29,509
1,853
(2,842)
17,545
(989)
Performance Compensation (h)
303,680
356,371
434,511
373,159
386,132
700,156
759,291
Equity-Based Compensation -
Non-Performance Compensation Related (i)
25,442
24,141
17,177
40,248
31,483
52,092
71,731
Fee Related Earnings
311,183
$
306,708
$
327,586
$
332,873
$
314,621
$
601,925
$
647,494
$
Net Realized Performance Revenues (j)
429,177
293,339
948,412
167,384
329,829
1,201,957
497,213
Realized Principal Investment Income (k)
100,887
60,188
72,225
28,693
94,647
303,781
123,340
Net Interest Income (Loss) (g)
(6,591)
(2,864)
(29,509)
(1,853)
2,842
(17,545)
989
Taxes and Related Payables Including Payable Under Tax Receivable Agreement (l)
(53,291)
(31,805)
(79,568)
(25,042)
(41,797)
(78,615)
(66,839)
Distributable Earnings
781,365
$
625,566
$
1,239,146
$
502,055
$
700,142
$
2,011,503
$
1,202,197
$
Interest Expense (m)
40,294
40,749
72,345
38,238
38,885
79,744
77,123
Taxes and Related Payables Including Payable Under Tax Receivable Agreement (l)
53,291
31,805
79,568
25,042
41,797
78,615
66,839
Depreciation and Amortization
6,392
6,027
6,593
6,251
5,986
12,608
12,237
Adjusted EBITDA
881,342
$
704,147
$
1,397,652
$
571,586
$
786,810
$
2,182,470
$
1,358,396
$
(a)

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Notes
Note:
See page 31, Definitions and Distribution Policy.
(a)
This adjustment removes Transaction-Related Charges. Transaction-Related Charges arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of equity-based compensation charges, gains and losses on contingent
consideration
arrangements,
changes
in
the
balance
of
the
tax
receivable
agreement
resulting
from
a
change
in
tax
law
or
similar
event, transaction costs and any gains or losses associated with these corporate actions.
(b)
This adjustment reverses the effect of consolidating the Blackstone Funds and the elimination of non-controlling interests in the Blackstone consolidated operating partnerships.
(c)
Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before
Provision for Taxes and adjusted to exclude the tax impact of any divestitures.
(d)
This adjustment removes total segment Performance Revenues.
(e)
This adjustment removes total segment Principal Investment Income (Loss).
(f)
This adjustment removes total segment Other Revenues.
(g)
This adjustment removes total segment Interest and Dividend Revenue less total segment Interest Expense.
(h)
This adjustment removes the total segment amount of Performance Compensation, comprised of Incentive Fee Compensation and
Performance Allocations Compensation.
(i)
This adjustment removes the component of total segment Compensation that is equity-based.
(j)
This adjustment adds the total segment amounts of Realized Incentive Fees and Realized Performance Allocations, net of realized Performance
Compensation.
(k)
This adjustment adds the total segment amount of Realized Principal Investment Income.
(l)
Taxes
and
Related
Payables
Including
Payable
Under
Tax
Receivable
Agreement
represent
the
total
GAAP
tax
provision
adjusted
to
include
only
the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes and to exclude the tax impact on any divestitures and the Payable Under Tax Receivable Agreement.
(m)
This adjustment adds back the total segment amount of Interest Expense.

Blackstone

Notes on page 27.
Continued...
Reconciliation of GAAP to Total Segment Measures
(Dollars in Thousands)
2Q'17
3Q'17
4Q'17
1Q'18
2Q'18
2Q'17 YTD
2Q'18 YTD
Management and Advisory Fees, Net
GAAP
690,857
$
685,922
$
729,059
$
728,849
$
721,384
$
1,336,341
$
1,450,233
$
Consolidation and Elimination Adjustment (a)
5,979
6,060
3,333
7,195
1,610
10,076
8,805
Total Segment
696,836
$
691,982
$
732,392
$
736,044
$
722,994
$
1,346,417
$
1,459,038
$
Performance Revenue
GAAP
Incentive Fees
40,303
35,513
120,187
12,566
19,378
86,814
31,944
Investment Income -
Realized Performance Allocations
602,662
434,982
1,422,262
269,640
503,376
1,714,567
773,016
Investment Income -
Unrealized Performance Allocations
95,532
406,649
(483,033)
628,089
440,351
(29,089)
1,068,440
GAAP
738,497
$
877,144
$
1,059,416
$
910,295
$
963,105
$
1,772,292
$
1,873,400
$
Elimination Adjustment (b)
609
788
985
252
378
1,195
630
Total Segment
739,106
$
877,932
$
1,060,401
$
910,547
$
963,483
$
1,773,487
$
1,874,030
$
Principal Investment Income
GAAP
Investment Income -
Realized Principal Investment Income
125,058
74,805
184,562
42,145
129,197
376,402
171,342
Investment Income -
Unrealized Principal Investment Income
7,275
96,085
(20,567)
111,774
103,468
(32,913)
215,242
GAAP
132,333
$
170,890
$
163,995
$
153,919
$
232,665
$
343,489
$
386,584
$
Consolidation and Elimination Adjustment (c)
(64,613)
(93,318)
(108,258)
(111,248)
(85,892)
(171,810)
(197,140)
Total Segment
67,720
$
77,572
$
55,737
$
42,671
$
146,773
$
171,679
$
189,444
$
Interest, Dividend and Other Revenue
GAAP
Interest and Dividend Revenue
33,703
36,974
40,524
35,385
40,073
62,198
75,458
Other
(59,664)
(35,572)
(33,781)
(59,317)
675,343
(63,876)
616,026
GAAP
(25,961)
$
1,402
$
6,743
$
(23,932)
$
715,416
$
(1,678)
$
691,484
$
Consolidation and Elimination Adjustment (d)
(2,805)
2,339
942
(577)
(579,273)
(6,879)
(579,850)
Total Segment
(28,766)
$
3,741
$
7,685
$
(24,509)
$
136,143
$
(8,557)
$
111,634
$
Total Revenues
GAAP
1,535,726
$
1,735,358
$
1,959,213
$
1,769,131
$
2,632,570
$
3,450,444
$
4,401,701
$
Consolidation and Elimination Adjustment (e)
(60,830)
(84,131)
(102,998)
(104,378)
(663,177)
(167,418)
(767,555)
Total Segment
1,474,896
$
1,651,227
$
1,856,215
$
1,664,753
$
1,969,393
$
3,283,026
$
3,634,146
$
Compensation
GAAP
367,203
$
359,209
$
364,484
$
389,403
$
427,479
$
718,792
$
816,882
$
Consolidation Adjustment (f)
(61,946)
(56,411)
(58,450)
(53,076)
(110,089)
(124,508)
(163,165)
Total Segment
305,257
$
302,798
$
306,034
$
336,327
$
317,390
$
594,284
$
653,717
$

Blackstone

This
analysis
reconciles
the
summarized
components
of
Total
Segments
(pages
3-7)
to
their
respective
Total
Segment
amounts
(page
13)
and
to
their
equivalent
GAAP
measures,
reported
on
the
Consolidated
Statements
of
Operations
(page
1).
(a)
Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of revenue from the reimbursement of certain expenses by the
Blackstone Funds, which are presented gross under GAAP but netted against Other Operating Expenses in the Total Segment measures.
(b)
Represents the add back of performance revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)
Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the inclusion of Principal Investment
Income
on
non-consolidated
Blackstone
Funds
which
in
GAAP
is
recorded
as
Other
Income
(Loss)
-
Net
Gains
(Losses)
from
Fund
Investment
Activities.
(d)
Represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of certain Transaction-Related Charges. For the three and six months ended June 30, 2018, Transaction-Related Charges included $580.9 million of Other Revenues received upon the conclusion of Blackstone’s investment sub-advisory relationship with FS Investments’ funds.
(e)
Represents the reversal of all revenue-related consolidation and elimination adjustments.
(f)
Represents transaction-related equity compensation that is not recorded in the Total Segment measures.
(g)
Represents interest expense associated with the Tax Receivable Agreement.
(h)
Represents the removal of (1) the amortization of transaction-related intangibles, and (2) certain expenses reimbursed by the Blackstone Funds, which are presented gross under GAAP but netted against Other Operating Expenses in the Total Segment measures.
(i)
Represents the reversal of (1) GAAP Fund Expenses, which are attributable to consolidated Blackstone Funds and not a component of the segments, and (2) all expense-related consolidation and elimination adjustments.
(j)
Represents the inclusion of Other Income (Loss) which is included in GAAP but not as a component of the Total Segment measures.
(k)
Represents all consolidation and elimination adjustments between GAAP and Total Segment measures.
Reconciliation
of
GAAP
to
Total
Segment
Measures
–
Continued
(Dollars in Thousands)
2Q'17
3Q'17
4Q'17
1Q'18
2Q'18
2Q'17 YTD
2Q'18 YTD
Performance Compensation
GAAP
Incentive Fee Compensation
21,032
$
18,332
$
43,450
$
6,662
$
9,743
$
43,497
$
16,405
$
Performance Allocations Compensation -
Realized
195,738
162,505
557,244
112,062
186,398
562,216
298,460
Performance Allocations Compensation -
Unrealized
86,910
175,534
(166,183)
254,435
189,991
94,443
444,426
GAAP
303,680
$
356,371
$
434,511
$
373,159
$
386,132
$
700,156
$
759,291
$
Total Segment
303,680
$
356,371
$
434,511
$
373,159
$
386,132
$
700,156
$
759,291
$
Interest Expense
GAAP
41,089
$
41,545
$
74,606
$
38,671
$
39,320
$
81,335
$
77,991
$
Consolidation Adjustment (g)
(795)
(796)
(2,261)
(433)
(435)
(1,591)
(868)
Total Segment
40,294
$
40,749
$
72,345
$
38,238
$
38,885
$
79,744
$
77,123
$
GAAP General, Administrative and Other to Total Segment Other Operating Expenses
GAAP
119,552
$
121,036
$
138,608
$
126,713
$
145,828
$
228,938
$
272,541
$
Consolidation and Elimination Adjustment (h)
(13,714)
(14,419)
(22,659)
(19,621)
(23,362)
(26,638)
(42,983)
Total Segment
105,838
$
106,617
$
115,949
$
107,092
$
122,466
$
202,300
$
229,558
$
Total Expenses
GAAP
881,193
$
904,511
$
1,044,901
$
982,931
$
1,016,381
$
1,802,966
$
1,999,312
$
Less: GAAP Fund Expenses (i)
(49,669)
(26,350)
(32,692)
(54,985)
(17,622)
(73,745)
(72,607)
Consolidation and Elimination Adjustment (i)
(76,455)
(71,626)
(83,370)
(73,130)
(133,886)
(152,737)
(207,016)
Total Segment
755,069
$
806,535
$
928,839
$
854,816
$
864,873
$
1,576,484
$
1,719,689
$
GAAP Income Before Provision for Taxes to Total Segment Economic Income
GAAP
Revenues Less Expenses
654,533
830,847
914,312
786,200
1,616,189
1,647,478
2,402,389
Other Income (j)
110,054
63,448
485,818
110,599
73,519
176,186
184,118
GAAP
764,587
$
894,295
$
1,400,130
$
896,799
$
1,689,708
$
1,823,664
$
2,586,507
$
Consolidation and Elimination Adjustment (k)
(44,760)
(49,603)
(472,754)
(86,862)
(585,188)
(117,122)
(672,050)
Total Segment
719,827
$
844,692
$
927,376
$
809,937
$
1,104,520
$
1,706,542
$
1,914,457
$

Blackstone

Walkdown of Financial Metrics
(Dollars in Thousands, Except per Unit Data)
2Q'18
2Q'18 YTD
Results
Per Unit
Results
Per Unit
Management and Advisory Fees, Net
722,994
$
1,459,038
$
Fee Related Compensation
(285,907)
(581,986)
Other Operating Expenses
(122,466)
(229,558)
Fee Related Earnings
314,621
$
0.26
$
647,494
$
0.54
$
Net Realized Performance Revenues
329,829
497,213
Realized Principal Investment Income
94,647
123,340
Net Interest Income
2,842
989
Taxes and Related Payables
(41,797)
(66,839)
Distributable Earnings
700,142
$
0.56
$
1,202,197
$
0.97
$
Net Unrealized Performance Revenues
250,433
624,337
Unrealized Principal Investment Income
52,126
66,104
Other Revenue
94,416
33,522
Add Back: Related Payables
21,771
28,585
Less: Equity-Based Compensation
(34,394)
(78,542)
Economic Net Income
1,084,494
$
0.90
$
1,876,203
$
1.55
$
See page 29, Walkdown
of Financial Metrics
–
Calculation of Certain Non
-
GAAP Financial Metrics for the calculation of the amounts presented herein that are not the respective captions on page13, Total Segments. 2Q’18 Fee
Related Earnings per Unit is based on end of period DE Units Outstanding; 2Q’18 DE per Unit is based on DE attributable to Common Unitholders (see page 18, Unitholder Distribution) and end of period Total Common Units
Outstanding; and 2Q’18 ENI per Unit is based on Weighted
-
Average ENI Adjusted Units. 2Q’18 YTD per Unit represents the sum of the last two quarters. See page 30, Unit Rollforward.

Blackstone

Walkdown
of
Financial
Metrics
–
Calculation
of
Non-GAAP
Financial
Metrics
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a)
Represents the equity-based compensation expense component of Compensation.
(b)
Represents the total equity-based compensation expense component of Realized Incentive Fees Compensation and Realized Performance Allocations Compensation.
(c)
See
page
24,
Note
(l),
Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Quarters
for
this
adjustment.
(d)
Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
(e)
Represents all equity-based compensation expenses included in Economic Income. This excludes all transaction-related equity-based charges.
(Dollars in Thousands)
2Q'18
2Q'18 YTD
Compensation
(317,390)
$
(653,717)
$
Less: Equity-Based Compensation -
Non-Performance Compensation Related (a)
31,483
71,731
Fee Related Compensation
(285,907)
$
(581,986)
$
Realized Incentive Fees
19,504
32,070
Realized Performance Allocations
503,555
773,197
Less: Realized Incentive Fees Compensation
(9,743)
(16,405)
Less: Realized Performance Allocations Compensation
(186,398)
(298,460)
Plus: Equity-Based Compensation -
Performance Compensation Related (b)
2,911
6,811
Net Realized Performance Revenues
329,829
$
497,213
$
Interest Income and Dividend Revenue
41,727
78,112
Less: Interest Expense
(38,885)
(77,123)
Net Interest Income
2,842
$
989
$
Taxes and Related Payables (c)
(41,797)
$
(66,839)
$
Unrealized Performance Allocations
440,424
1,068,763
Less: Unrealized Performance Allocations Compensation
(189,991)
(444,426)
Net Unrealized Performance Revenues
250,433
$
624,337
$
Related Payables (d)
21,771
$
28,585
$
Equity-Based Compensation -
Non-Performance Compensation Related (a)
31,483
71,731
Plus: Equity-Based Compensation -
Performance Compensation Related (b)
2,911
6,811
Equity-Based Compensation (e)
34,394
$
78,542
$

Blackstone

Unit Rollforward
Common
Unitholders
receive
tax
benefits
from
deductions
taken
by
Blackstone’s
corporate
tax
paying
subsidiaries
and
bear
responsibility
for
the
deduction
from
Distributable
Earnings
of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Distributable Earnings Units Outstanding excludes units which are not entitled to distributions.
2Q'17
3Q'17
4Q'17
1Q'18
2Q'18
Total GAAP Weighted-Average Common Units Outstanding - Basic
664,681,299

667,384,727

668,781,321

674,479,140

681,794,492

Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units
998,974

663,474

702,960

198,934

216,118

Weighted-Average Blackstone Holdings Partnership Units
534,326,066

532,454,091

-

535,895,780

-

Total GAAP Weighted-Average Units Outstanding - Diluted
1,200,006,339
1,200,502,292
669,484,281

1,210,573,854
682,010,610

Adjustments:
Weighted-Average Blackstone Holdings Partnership Units
-

-

531,139,507

-

528,872,187

Weighted-Average Economic Net Income Adjusted Units
1,200,006,339
1,200,502,292
1,200,623,788
1,210,573,854
1,210,882,797
Economic Net Income Adjusted Units, End of Period
1,199,890,628
1,200,559,970
1,200,553,187
1,210,853,058
1,208,784,937
Total Common Units Outstanding
665,503,840

667,027,762

668,733,356

676,168,743

682,801,258

Adjustments:
Blackstone Holdings Partnership Units
530,678,056

532,235,827

530,472,212

528,967,264

520,175,306

Distributable Earnings Units Outstanding
1,196,181,896
1,199,263,589
1,199,205,568
1,205,136,007
1,202,976,564
In
the
first
quarter
of
2018,
Blackstone
increased
its
unit
repurchase
authorization
to
$1
billion.
Blackstone
repurchased
2.2
million
units
in
the
quarter
resulting
in
Distributable
Earnings
Units
Outstanding
of
1,203
million
units.
•
Available
authorization
remaining
was
$928
million
at
June
30,
2018.

Blackstone

Definitions and Distribution Policy
Blackstone
discloses
the
following
financial
measures
that
are
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Economic Income, or “EI”, represents segment net income before taxes and is used as a key measure of value creation, a benchmark of performance and in making
resource
deployment
and
compensation
decisions
across
Blackstone’s
four
segments.
EI
presents
revenues
and
expenses
on
a
basis
that
deconsolidates the investment funds Blackstone manages, and excludes the amortization of intangibles and other transaction-related charges.
o
Transaction-Related Charges
arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the tax receivable agreement resulting from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.
•
Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes. Current period taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes and adjusted to exclude the tax impact of any divestitures.
•
Fee
Related
Earnings,
or
“FRE”,
is
used
as
a
performance
measure
to
assess
whether
recurring
revenue
from
its
businesses
is
sufficient
to
adequately
cover
all
of its operating expenses and generate profits. FRE equals contractual fee revenues less (a) cash compensation expenses (which excludes Performance
Compensation), and (b) Other Operating Expenses. FRE represents EI adjusted to exclude: (a) the income related to Performance Revenue and related
Performance Compensation, (b) income earned from Blackstone’s investments in the Blackstone Funds, (c) net interest income (loss), (d) equity-based compensation, and (e) Other Revenue.
•
Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure used to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings
Partnerships. DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds. DE is the sum across all segments of: (a) Total Management, Advisory and Other Fees, Net, (b) Interest and Dividend Revenue, (c) Realized Incentive Fees, (d) Realized
Performance
Allocations,
and
(e)
Realized
Principal
Investment
Income
(Loss);
less
(a)
Compensation,
excluding
the
expense
of
equity-based
awards,
(b)
Realized Incentive Fee Compensation, (c) Realized Performance Allocations Compensation, (d) Interest Expense, (e) Other Operating Expenses, and
(f)
Taxes and Related Payables Under the Tax Receivable Agreement. DE is reconciled to Blackstone’s Consolidated Statement of Operations.
•
Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, is a supplemental measure used to assess performance derived from Blackstone’s segment results and may be used to assess its ability to service its borrowings.,
•
Performance
Revenues
collectively
refers
to:
(a)
Incentive
Fees,
and
(b)
Performance
Allocations.
•
Performance
Compensation
collectively
refers
to:
(a)
Incentive
Fee
Compensation,
and
(b)
Performance
Allocations
Compensation.
Distribution
Policy.
Blackstone’s
intention
is
to
distribute
quarterly
to
common
unitholders
approximately
85%
of
The
Blackstone
Group
L.P.’s
share
of
Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide
for
future
cash
requirements
such
as
tax-related
payments,
clawback
obligations
and
distributions
to
unitholders
for
any
ensuing
quarter.
The
amount
to
be distributed could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and may change its distribution policy at any time, including, without limitation, to eliminate such distributions entirely.

Blackstone

Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section
21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations, financial performance and unit repurchase and distribution activities. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,”
“approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable
words.
Such
forward-looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form 10-K for the fiscal year ended December 31, 2017, as such factors may be updated from time to time in its periodic filings with the
Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation
and
in
the
filings.
Blackstone
undertakes
no
obligation
to
publicly
update
or
review
any
forward-looking
statement,
whether
as
a
result
of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.